SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)      January 6, 2004
                                                      ---------------

The A Consulting Team, Inc.
--------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

       New York                              0-22945             13-3169913
--------------------------------------------------------------------------------
(State or Other Jurisdiction            (Commission File       (IRS Employer
of Incorporation)                            Number)         Identification No.)

 200 Park Avenue South, New York, New York 10003
--------------------------------------------------------------------------------
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (212) 979-8228
                                                   --------------

--------------------------------------------------------------------------------
(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

         A description of an event affecting the Registrant is set forth in the Registrant's press release dated January 7, 2004 attached hereto as Exhibit Number 99.1 which is incorporated by reference herein in its entirety. In connection therewith, the Registrant filed a certificate of amendment to its certificate of incorporation (attached hereto as Exhibit Number 3.2.3) with the Department of State of the State of New York on January 6, 2004.


Item 7.  Exhibits.

         Exhibits                Description

         3.2.3 Certificate of Amendment of the Certificate of Incorporation of the Registrant dated January 5, 2004.

          99.1      Press Release Issued January 7, 2004

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             The A Consulting Team, Inc.
                                             ---------------------------
                                                     Registrant


Date: January 8, 2004

                                             By:  /s/ Richard D. Falcone
                                                  ---------------------------
                                                  Name:  Richard D. Falcone
                                                  Title: Treasurer and Chief
                                                         Financial Officer

                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

 3.2.3 Certificate of Amendment of the Certificate of Incorporation of the Registrant dated January 5, 2004.

  99.1          Press release dated January 7, 2004